Exhibit 4.1

SUPPLEMENTAL INDENTURE

Dated as of January 1, 2023

To

Indenture of Mortgage and Deed of Trust

Dated as of May 1, 1921

as Amended and Restated

as of April 7, 2005

THE CONNECTICUT LIGHT AND POWER COMPANY

doing business as EVERSOURCE ENERGY

TO

DEUTSCHE BANK TRUST COMPANY AMERICAS

(f/k/a BANKERS TRUST COMPANY),

Trustee

5.25% First and Refunding Mortgage Bonds, 2023 Series A, due 2053

THE CONNECTICUT LIGHT AND POWER COMPANY

doing business as EVERSOURCE ENERGY

Supplemental Indenture, Dated as of January 1, 2023

SCHEDULE A	-	Form of Bond of 2023 Series A, Form of Trustee’s Certificate
SCHEDULE B	-	Property Subject to the Lien of the Mortgage

i

SUPPLEMENTAL INDENTURE, dated as of January 1, 2023, between THE CONNECTICUT LIGHT AND POWER COMPANY, doing business as Eversource Energy, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called “Company”), and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a BANKERS TRUST COMPANY), a corporation organized and existing under the laws of the State of New York (hereinafter called “Trustee”).

WHEREAS, the Company heretofore duly executed, acknowledged and delivered to the Trustee a certain Indenture of Mortgage and Deed of Trust dated as of May 1, 1921, and ninety Supplemental Indentures thereto dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July 1, 1935, September 1, 1936, October 20, 1936, December 1, 1936, December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945, October 1, 1945, November 1, 1949, December 1, 1952, December 1, 1955, January 1, 1958, February 1, 1960, April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1, 1969, January 1, 1970, October 1, 1970, December 1, 1971, August 1, 1972, April 1, 1973, March 1, 1974, February 1, 1975, September 1, 1975, May 1, 1977, March 1, 1978, September 1, 1980, October 1, 1981, June 30, 1982, October 1, 1982, July 1, 1983, January 1, 1984, October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987, November 1, 1987, April 1, 1988, November 1, 1988, June 1, 1989, September 1, 1989, December 1, 1989, April 1, 1992, July 1, 1992, October 1, 1992, July 1, 1993, July 1, 1993, December 1, 1993, February 1, 1994, February 1, 1994, June 1, 1994, October 1, 1994, June 1, 1996, January 1, 1997, May 1, 1997, June 1, 1997, June 1, 1997, May 1, 1998, May 1, 1998, September 1, 2004, September 1, 2004, April 1, 2005, June 1, 2006, March 1, 2007, September 1, 2007, May 1, 2008, February 1, 2009, October 1, 2011, January 1, 2013, April 1, 2014, May 1, 2015, November 1, 2015, March 1, 2017, August 1, 2017, March 1, 2018, March 1, 2019, September 1, 2019, December 1, 2020 and June 1, 2021 (said Indenture of Mortgage and Deed of Trust (i) as heretofore amended, including as amended and restated in its entirety on April 7, 2005, being hereinafter generally called the “Mortgage Indenture,” and (ii) together with said Supplemental Indentures thereto, the “Mortgage”), all of which have been duly recorded as required by law, for the purpose of securing its First and Refunding Mortgage Bonds (of which $4,219,845,000 aggregate principal amount are outstanding at the date of this Supplemental Indenture) in an unlimited amount, issued and to be issued for the purposes and in the manner therein provided, of which Mortgage this Supplemental Indenture is intended to be made a part, as fully as if therein recited at length;

WHEREAS, the Company, by appropriate and sufficient corporate action in conformity with the provisions of the Mortgage, has duly determined to create a further series of bonds under the Mortgage to be designated “5.25% First and Refunding Mortgage Bonds, 2023 Series A, due 2053” (hereinafter generally referred to as the “bonds of 2023 Series A”), to consist of fully registered bonds containing terms and provisions duly fixed and determined by the Board of Directors of the Company and expressed in this Supplemental Indenture, such fully registered bonds and the Trustee’s certificate of its authentication thereof to be substantially in the forms thereof respectively set forth in Schedule A appended hereto and made a part hereof; and

WHEREAS, the execution and delivery of this Supplemental Indenture and the issue of not in excess initially of Five Hundred Million Dollars ($500,000,000) in aggregate principal amount of bonds of 2023 Series A and other necessary actions have been duly authorized by the Board of Directors of the Company; and

WHEREAS, the Company has purchased, constructed or otherwise acquired certain additional property not specifically described in the Mortgage but which is and is intended to be subject to the lien thereof, and proposes specifically to subject such additional property to the lien of the Indenture at this time; and

WHEREAS, the Company proposes to execute and deliver this Supplemental Indenture to provide for the issue of the bonds of 2023 Series A, to subject such additional property to the lien of the Mortgage and to confirm the lien of the Mortgage on the Property referred to below, all as permitted by Sections 401 and 1301(d) and (f) of the Mortgage Indenture; and

WHEREAS, all acts and things necessary to constitute this Supplemental Indenture a valid, binding and legal instrument and to make the bonds of 2023 Series A, when executed by the Company and authenticated by the Trustee, the valid, binding and legal obligations of the Company have been authorized and performed;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE OF MORTGAGE AND DEED OF TRUST WITNESSETH:

That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage, according to their tenor and effect, and according to the terms of the Mortgage and this Supplemental Indenture, and to secure the performance of the covenants and obligations in said bonds and in the Mortgage and this Supplemental Indenture respectively contained, and for the better assuring and confirming unto the Trustee, its successor or successors and its or their assigns, upon the trusts and for the purposes expressed in the Mortgage and this Supplemental Indenture, all and singular the hereditaments, premises, estates and property of the Company thereby conveyed or assigned or intended so to be, or which the Company may thereafter have become bound to convey or assign to the Trustee, as security for said bonds (except such hereditaments, premises, estates and property as shall have been disposed of or released or withdrawn from the lien of the Mortgage and this Supplemental Indenture, in accordance with the provisions thereof and subject to alterations, modifications and changes in said hereditaments, premises, estates and property as permitted under the provisions thereof), the Company, for and in consideration of the premises and the sum of One Dollar ($1.00) to it in hand paid by the Trustee, the receipt whereof is hereby acknowledged, and of other valuable considerations, has granted, bargained, sold, assigned, mortgaged, pledged, transferred, set over, aliened, enfeoffed, released, conveyed and confirmed, and by these presents does grant, bargain, sell, assign, mortgage, pledge, transfer, set over, alien, enfeoff, release, convey and confirm unto said Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Trustee, and its successor or successors in the trusts created by the Mortgage and this Supplemental Indenture, and its and their assigns, all of said hereditaments, premises, estates and property (except and subject as aforesaid), as fully as though described at length herein, including, without limitation of the foregoing, the property, rights and privileges of the Company described or referred to in Schedule B hereto.

Together with all plants, buildings, structures, improvements and machinery located upon said real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof described or referred to in Schedule B or intended so to be, or in any wise appertaining thereto, and the reversions, remainders, rents, issues and profits thereof, and also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances; except and subject as aforesaid.

TO HAVE AND TO HOLD all and singular the property, rights and privileges hereby granted or mentioned or intended so to be, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successor or successors in the trust created by the Mortgage and this Supplemental Indenture, and its and their assigns, forever, and with like effect as if the above described property, rights and privileges had been specifically described at length in the Mortgage and this Supplemental Indenture.

Subject, however, to Permitted Liens, as defined in the Mortgage Indenture.

IN TRUST, NEVERTHELESS, upon the terms and trusts of the Mortgage and this Supplemental Indenture for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Mortgage and this Supplemental Indenture (and subject to any sinking fund that may heretofore have been or hereafter be created for the benefit of any particular series).

And it is hereby covenanted that all such bonds of 2023 Series A are to be issued, authenticated and delivered, and that the mortgaged premises are to be held by the Trustee, upon and subject to the trusts, covenants, provisions and conditions and for the uses and purposes set forth in the Mortgage and this Supplemental Indenture and upon and subject to the further covenants, provisions and conditions and for the uses and purposes hereinafter set forth, as follows, to wit:

ARTICLE 1.

FORM AND PROVISIONS OF BONDS OF 2023 SERIES A

SECTION 1.01.      Designation; Amount. The bonds of 2023 Series A shall be designated “5.25% First and Refunding Mortgage Bonds, 2023 Series A, due 2053” and shall initially be authenticated in the aggregate principal amount of Five Hundred Million Dollars ($500,000,000). The initial issue of the bonds of 2023 Series A may be effected upon compliance with the applicable provisions of the Mortgage Indenture. Additional bonds of 2023 Series A, without limitation as to amount, having the same terms and conditions as the bonds of 2023 Series A (except for the date of original issuance, the offering price and, if applicable, the initial interest payment date) may also be issued by the Company without the consent of the holders of the bonds of 2023 Series A, pursuant to a separate supplemental indenture related thereto. Such additional bonds of 2023 Series A shall be part of the same series as the bonds of 2023 Series A.

SECTION 1.02.      Form of Bonds of 2023 Series A. The bonds of 2023 Series A shall be issued only in fully registered form without coupons in minimum denominations of Two Thousand Dollars ($2,000) and integral multiples of One Thousand Dollars ($1,000) thereafter.

The bonds of 2023 Series A and the certificate of the Trustee upon said bonds shall be substantially in the forms thereof respectively set forth in Schedule A appended hereto.

SECTION 1.03.      Provisions of Bonds of 2023 Series A; Interest Accrual. The bonds of 2023 Series A shall mature on January 15, 2053, and shall bear interest, including on overdue interest, payable semiannually on January 15 and July 15 of each year, commencing July 15, 2023, at the rate specified in their title, until the Company’s obligation in respect of the principal thereof shall be discharged; and shall be payable both as to principal and interest at the office or agency of the Company in the Borough of Manhattan, New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. The interest on the bonds of 2023 Series A, whether in temporary or definitive form, shall be payable without presentation of such bonds; and only to or upon the written order of the registered holders thereof of record at the applicable record date (as hereinafter defined). The bonds of 2023 Series A shall be callable for redemption in whole or in part according to the terms and provisions herein in Article 2.

Each bond of 2023 Series A authenticated in accordance with the terms of this Supplemental Indenture shall be dated as of January 10, 2023 and shall bear interest on the principal amount thereof from the interest payment date next preceding the date of authentication thereof by the Trustee to which interest has been paid on the bonds of 2023 Series A, or if the date of authentication thereof is prior to July 15, 2023, then from January 10, 2023, or if the date of authentication thereof be an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date. Interest on the bonds of 2023 Series A shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and with respect to any period less than a full month, on the basis of the actual number of days elapsed in such period.

The person in whose name any bond of 2023 Series A is registered at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then such defaulted interest shall be paid to the person in whose name such bond is registered on a subsequent record date for the payment of defaulted interest if one shall have been established as hereinafter provided and otherwise on the date of payment of such defaulted interest. A subsequent record date may be established by the Company by notice mailed to the owners of bonds of 2023 Series A not less than ten (10) days preceding such record date, which record date shall not be more than thirty (30) days prior to the subsequent interest payment date. The term “record date” as used in this Section with respect to any regular interest payment (i.e., January 15 or July 15) shall mean the January 1 or July 1, as the case may be, next preceding such interest payment date, or if such January 1 or July 1 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

SECTION 1.04.      Transfer and Exchange of Bonds of 2023 Series A The bonds of 2023 Series A may be surrendered for registration of transfer as provided in Section 305 of the Mortgage Indenture at the office or agency of the Company in the Borough of Manhattan, New York, New York, and may be surrendered at said office for exchange for a like aggregate principal amount of bonds of 2023 Series A of other authorized denominations. Notwithstanding the provisions of Section 305 of the Mortgage Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration of transfer of bonds of 2023 Series A or for the exchange of any bonds of 2023 Series A for bonds of other authorized denominations.

SECTION 1.05.      Consent to Amendment and Restatement of Mortgage Indenture. Each holder of a bond of 2023 Series A, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to the amendment and restatement of the Mortgage Indenture in the form set forth in Schedule C to the Supplemental Indenture dated as of April 1, 2005.

ARTICLE 2.

REDEMPTION OF BONDS OF 2023 SERIES A

SECTION 2.01.      Redemption of Bonds of 2023 Series A. Prior to the Par Call Date, the Company may redeem the bonds of 2023 Series A at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount of the bonds of 2023 Series A to be redeemed and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the bonds of 2023 Series A discounted to the redemption date (assuming the bonds of 2023 Series A matured on the Par Call Date) on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (b) interest accrued to the date of redemption, or

(2) 100% of the principal amount of the bonds of 2023 Series A being redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date the Company may redeem the bonds of 2023 Series A at its option in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the bonds of 2023 Series A being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

SECTION 2.02.      Definitions Applicable to Redemption Provisions. The terms which follow, when used in this Supplemental Indenture, shall have the following meanings:

“Par Call Date” means July 15, 2052 (the date that is six months prior to the maturity date of the bonds of 2023 Series A).

“Treasury Rate” means, with respect to any redemption date, the rate per annum determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date, and one with a maturity date following the Par Call Date the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to calculate the redemption price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of bonds of 2023 Series A to be redeemed.

In the case of a partial redemption, selection of the bonds of 2023 Series A for redemption will be made by lot or pursuant to the applicable depositary’s procedures. No bonds of a principal amount of $2,000 or less will be redeemed in part. If any bond of 2023 Series A is to be redeemed in part only, the notice of redemption that relates to the bonds of 2023 Series A will state the portion of the principal amount of the bond of 2023 Series A to be redeemed. A new bond of 2023 Series A in a principal amount equal to the unredeemed portion of such bond of 2023 Series A will be issued in the name of the holder of the bond of 2023 Series A upon surrender for cancellation of the original bond of 2023 Series A. For so long as the bonds of 2023 Series A are held by DTC (or another depositary), the redemption of the bonds of 2023 Series A shall be done in accordance with the policies and procedures of the depositary.

On and after the redemption date interest will cease to accrue on the bonds of 2023 Series A or portions thereof called for redemption. Prior to any redemption date, the Company is required to deposit with a paying agent money sufficient to pay the redemption price of and accrued interest on the bonds of 2023 Series A to be redeemed on such date.

Any redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, the completion or occurrence of a related transaction or event, as the case may be, and any notice of redemption made in connection with a related transaction or event may, at the Company’s discretion, be given prior to the completion or the occurrence thereof. If such redemption is subject to satisfaction of one or more conditions precedent, such notice will describe each such condition, and if applicable, will state that, at the Company’s discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was mailed or delivered, including by electronic transmission) as any or all such conditions are satisfied (or waived by the Company in its sole discretion), or that such redemption may not occur and such notice may be rescinded in the event that any or all such conditions are not satisfied (or waived by the Company in its sole discretion) by the redemption date, or by the redemption date as so delayed, or that such notice may be rescinded at any time in the Company’s discretion if in its good faith judgment any or all of such conditions will not be satisfied. If any such condition precedent has not been satisfied, the Company shall provide written notice prior to the close of business on the business day immediately prior to the redemption date. Upon receipt of such notice, the notice of redemption shall be rescinded or delayed, and the redemption of the bonds of 2023 Series A shall be rescinded or delayed as provided in such notice.

ARTICLE 3.

AMENDMENT OF MORTGAGE INDENTURE

SECTION 3.01.      Amendment to Section 1606 of the Mortgage Indenture. Section 1606 of the Mortgage Indenture is hereby amended by deleting clause (iv) of Section 1606(a) in its entirety and replacing it with the following clause (iv):

“      (iv) an Opinion of Counsel to the effect that the certificates and other instruments which have been or are therewith delivered to the Trustee conform to the requirements of this Mortgage, and that all conditions precedent herein provided for relating to such withdrawal have been complied with.”

SECTION 3.02.      Applicability of Amendment to Mortgage Indenture. Except as provided in Section 3.01 hereof, each and every term and condition contained in this Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Mortgage Indenture shall apply only to the bonds of 2023 Series A and not to any other Securities under the Mortgage Indenture. Except as specifically amended and supplemented by, or to the extent inconsistent with this Supplemental Indenture, the Mortgage Indenture shall remain in full force and effect and is hereby ratified and confirmed.

ARTICLE 4.

MISCELLANEOUS

SECTION 4.01.      Benefits of Supplemental Indenture and Bonds of 2023 Series A. Nothing in this Supplemental Indenture, or in the bonds of 2023 Series A, expressed or implied, is intended to or shall be construed to give to any person or corporation other than the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or of any covenant, condition or provision herein contained. All the covenants, conditions and provisions hereof are and shall be for the sole and exclusive benefit of the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture.

SECTION 4.02.      Effect of Table of Contents and Headings. The table of contents and the description headings of the several Articles and Sections of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning, construction or effect of the same.

SECTION 4.03.      Counterparts. For the purpose of facilitating the recording hereof, this Supplemental Indenture may be executed in any number of counterparts, each of which shall be and shall be taken to be an original and all collectively but one instrument.

IN WITNESS WHEREOF, The Connecticut Light and Power Company, doing business as Eversource Energy, has caused these presents to be executed by its Assistant Treasurer-Corporate Finance and Cash Management and its corporate seal to be hereunto affixed, duly attested by its Secretary, and Deutsche Bank Trust Company Americas has caused these presents to be executed and its corporate seal to be hereunto affixed by Deutsche Bank National Trust Company, its authorized signatory, by a Vice President and an Assistant Vice President, duly attested by a Vice President, as of the day and year first above written.

[The remainder of this page left blank intentionally; signature pages follow.]

Attest:	THE CONNECTICUT LIGHT AND POWER COMPANY doing business as EVERSOURCE ENERGY

/s/ Florence J. Iacono	By:	/s/ Emilie G’ O’Neil
Florence J. Iacono		Emilie G. O’Neil
Secretary		Assistant Treasurer-Corporate Finance and Cash Management

(SEAL)		Signed, sealed and delivered in the presence of:

/s/ Susan Jacobellis

/s/ James W. Hunt, III

COMMONWEALTH OF MASSACHUSETTS	)
) ss.: Westwood
COUNTY OF Norfolk	)

On this 1st day of January, 2023, before the undersigned officer, personally appeared Emilie G. O’Neil and Florence J. Iacono who acknowledged themselves to be the Assistant Treasurer–Corporate Finance and Cash Management, and the Secretary, respectively, of THE CONNECTICUT LIGHT AND POWER COMPANY, doing business as EVERSOURCE ENERGY, a Connecticut corporation, and that they, as such Assistant Treasurer-Corporate Finance and Cash Management, and such Secretary, being authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by themselves as the Assistant Treasurer-Corporate Finance and Cash Management, and the Secretary, and as their free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Debra L. Rubin
Notary Public
My commission expires: August 28, 2026.
(SEAL)

Attest:	DEUTSCHE BANK TRUST COMPANY AMERICAS f/k/a BANKERS TRUST COMPANY, TRUSTEE

/s/ Kenneth R. Ring	By:	/s/ Chris Niesz
Name: Kenneth R. Ring		Chris Niesz
Title: Director		Vice President

	By:	/s/ Luke Russell
Luke Russell
Vice President

(SEAL)		Signed, sealed and delivered in the presence of:

/s/ Terence McCabe

/s/ Anthony D’Amato

STATE OF NEW york	)
) ss.:
COUNTY OF new York	)

On this 14th day of January, 2023, before the undersigned officer, personally appeared Luke Russell and Chris Niesz, acknowledged themselves to be Vice Presidents, as authorized signatory for DEUTSCHE BANK TRUST COMPANY AMERICAS f/k/a BANKERS TRUST COMPANY, a corporation, and that they, as officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as Associates, and as their free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Annie Jaghatspanyan
Notary Public
(SEAL)	My commission expires: September 3, 2023.

SCHEDULE A

[FORM OF BOND OF 2023 SERIES A]

CUSIP No. 207597 EP6

No. 1	$500,000,000

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE MORTGAGE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE AND HEREIN, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

Unless this Global Security is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to The Connecticut Light and Power Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE CONNECTICUT LIGHT AND POWER COMPANY

doing business as EVERSOURCE ENERGY

Incorporated under the Laws of the State of Connecticut

5.25% FIRST AND REFUNDING MORTGAGE BOND, 2023 SERIES A,

DUE 2053

PRINCIPAL DUE JANUARY 15, 2053

FOR VALUE RECEIVED, THE CONNECTICUT LIGHT AND POWER COMPANY, doing business as EVERSOURCE ENERGY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called the Company), hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars ($500,000,000), on January 15, 2053 and to pay interest, including overdue interest, on said sum, semiannually in arrears on January 15 and July 15 of each year, commencing July 15, 2023 until the Company’s obligation with respect to said principal sum shall be discharged, at the rate per annum specified in the title of this bond from the interest payment date next preceding the date of authentication hereof to which interest has been paid on the bonds of this series, or if the date of authentication thereof is prior to July 15, 2023, then from January 10, 2023, or if the date of authentication hereof is an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date. Both principal and interest shall be payable at the office or agency of the Company in the Borough of Manhattan, New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest on the bonds of 2023 Series A shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and with respect to any period less than a full month, on the basis of the actual number of days elapsed for such period.

Each installment of interest hereon (other than overdue interest) shall be payable to the person who shall be the registered owner of this bond at the close of business on the record date, which shall be the January 1 or July 1, as the case may be, next preceding the interest payment date, or, if such January 1 or July 1 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York, are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

Reference is hereby made to the further provisions of this bond set forth on the reverse hereof, including without limitation provisions in regard to the call and redemption and the registration of transfer and exchangeability of this bond, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

This bond shall not become or be valid or obligatory until the certificate of authentication hereon shall have been signed by Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company and hereinafter with its successors as defined in the Mortgage hereinafter referred to, generally called the Trustee), or by such a successor.

IN WITNESS WHEREOF, The Connecticut Light and Power Company, doing business as Eversource Energy, has caused this bond to be executed in its corporate name and on its behalf by its Assistant Treasurer-Corporate Finance and Cash Management by her signature or a facsimile thereof, and its corporate seal to be affixed or imprinted hereon and attested by the manual or facsimile signature of its Secretary.

Dated as of January 10, 2023

THE CONNECTICUT LIGHT AND POWER COMPANY doing business as EVERSOURCE ENERGY

By:
Emilie G. O’Neil
Assistant Treasurer-Corporate Finance and Cash Management

Attest:

Florence J. Iacono
Secretary

[FORM OF TRUSTEE’S CERTIFICATE]

Deutsche Bank Trust Company Americas hereby certifies that this bond is one of the bonds described in the within mentioned Mortgage.

DEUTSCHE BANK TRUST COMPANY AMERICAS f/k/a BANKERS TRUST COMPANY, TRUSTEE

Dated as of January 10, 2023	By:
Name:
Title: Authorized Officer

[FORM OF BOND]

[REVERSE]

THE CONNECTICUT LIGHT AND POWER COMPANY

doing business as EVERSOURCE ENERGY

5.25% FIRST AND REFUNDING MORTGAGE BOND, 2023 Series A,

DUE 2053

This bond is one of an issue of bonds of the Company, of an unlimited authorized amount of coupon bonds or registered bonds without coupons, or both, known as its First and Refunding Mortgage Bonds, all issued or to be issued in one or more series, and is one of a series of said bonds limited in principal amount to Five Hundred Million Dollars ($500,000,000), consisting only of registered bonds without coupons and designated “5.25% First and Refunding Mortgage Bonds, 2023 Series A, due 2053” all of which bonds are issued or are to be issued under, and equally and ratably secured by, a certain Indenture of Mortgage and Deed and Trust dated as of May 1, 1921, and by ninety Supplemental Indentures dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July 1, 1935, September 1, 1936, October 20, 1936, December 1, 1936, December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945, October 1, 1945, November 1, 1949, December 1, 1952, December 1, 1955, January 1, 1958, February 1, 1960, April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1, 1969, January 1, 1970, October 1, 1970, December 1, 1971, August 1, 1972, April 1, 1973, March 1, 1974, February 1, 1975, September 1, 1975, May 1, 1977, March 1, 1978, September 1, 1980, October 1, 1981, June 30, 1982, October 1, 1982, July 1, 1983, January 1, 1984, October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987, November 1, 1987, April 1, 1988, November 1, 1988, June 1, 1989, September 1, 1989, December 1, 1989, April 1, 1992, July 1, 1992, October 1, 1992, July 1, 1993, July 1, 1993, December 1, 1993, February 1, 1994, February 1, 1994, June 1, 1994, October 1, 1994, June 1, 1996, January 1, 1997, May 1, 1997, June 1, 1997, June 1, 1997, May 1, 1998, May 1, 1998, September 1, 2004, September 1, 2004, April 1, 2005, June 1, 2006, March 1, 2007, September 1, 2007, May 1, 2008, February 1, 2009, October 1, 2011, January 1, 2013, April 1, 2014, May 1, 2015, November 1, 2015, March 1, 2017, August 1, 2017, March 1, 2018, March 1, 2019, September 1, 2019, December 1, 2020 and June 1, 2021 (said Indenture of Mortgage and Deed of Trust and Supplemental Indentures being collectively referred to herein as the “Mortgage”), all executed by the Company to Deutsche Bank Trust Company Americas f/k/a Bankers Trust Company, as Trustee, all as provided in the Mortgage to which reference is made for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds may be issued and are secured; but neither the foregoing reference to the Mortgage nor any provision of this bond or of the Mortgage shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay at the maturities herein provided the principal of and interest on this bond as herein provided. The principal of this bond may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the happening of an event of default as in the Mortgage provided. The Mortgage was amended and restated in its entirety on April 7, 2005 in the form set forth in Schedule C to the Supplemental Indenture dated as of April 1, 2005.

This bond is transferable by the registered holder hereof in person or by attorney upon surrender hereof at the office or agency of the Company in the Borough of Manhattan, New York, New York, together with a written instrument of transfer in approved form, signed by the holder, and a new bond or bonds of this series for a like principal amount in authorized denominations will be issued in exchange, all as provided in the Mortgage. Prior to due presentment for registration of transfer of this bond the Company and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof, whether or not this bond be overdue, for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

This bond is exchangeable at the option of the registered holder hereof upon surrender hereof, at the office or agency of the Company in the Borough of Manhattan, New York, New York, for an equal principal amount of bonds of this series of other authorized denominations, in the manner and on the terms provided in the Mortgage.

Bonds of this series are to be issued initially under a book-entry only system and, except as hereinafter provided, registered in the name of The Depository Trust Company, New York, New York (“DTC”) or its nominee, which shall be considered to be the holder of all bonds of this series for all purposes of the Mortgage, including, without limitation, payment by the Company of principal of and interest on such bonds of this series and receipt of notices and exercise of rights of holders of such bonds of this series. There shall be a single bond of this series which shall be immobilized in the custody of DTC with the owners of book-entry interests in bonds of this series (“Book-Entry Interests”) having no right to receive bonds of this series in the form of physical securities or certificates. Ownership of Book-Entry Interests shall be shown by book-entry on the system maintained and operated by DTC, its participants (the “Participants”) and certain persons acting through the Participants. Transfers of ownership of Book-Entry Interests are to be made only by DTC and the Participants by that book-entry system, the Company and the Trustee having no responsibility therefor so long as bonds of this series are registered in the name of DTC or its nominee. DTC is to maintain records of positions of Participants in bonds of this series, and the Participants and persons acting through Participants are to maintain records of the purchasers and owners of Book-Entry Interests. If DTC or its nominee determines not to continue to act as a depository for the bonds of this series in connection with a book-entry only system, another depository, if available, may act instead and the single bond of this series will be transferred into the name of such other depository or its nominee, in which case the above provisions will continue to apply to the new depository. If the book-entry only system for bonds of this series is discontinued for any reason, upon surrender and cancellation of the single bond of this series registered in the name of the then depository or its nominee, new registered bonds of this series will be issued in authorized denominations to the holders of Book-Entry Interests in principal amounts coinciding with the amounts of Book-Entry Interests shown on the book-entry system immediately prior to the discontinuance thereof. Neither the Trustee nor the Company shall be responsible for the accuracy of the interests shown on that system.

As provided in the Supplemental Indenture, this bond shall be subject to redemption prior to maturity as follows:

Prior to the Par Call Date, the Company may redeem the bonds of 2023 Series A at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount of the bonds of 2023 Series A to be redeemed and rounded to three decimal places) equal to the greater of:

(1)(a) the sum of the present values of the remaining scheduled payments of principal and interest on the bonds of 2023 Series A discounted to the redemption date (assuming the bonds of 2023 Series A matured on the Par Call Date) on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (b) interest accrued to the date of redemption, or

(2) 100% of the principal amount of the bonds of 2023 Series A being redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date the Company may redeem the bonds of 2023 Series A at its option in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the bonds of 2023 Series A being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Par Call Date” means July 15, 2052 (the date that is six months prior to the maturity date of the bonds of 2023 Series A).

“Treasury Rate” means, with respect to any redemption date, the rate per annum determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date, and one with a maturity date following the Par Call Date the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to calculate the redemption price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of bonds of 2023 Series A to be redeemed.

In the case of a partial redemption, selection of the bonds of 2023 Series A for redemption will be made by lot or pursuant to the applicable depositary’s procedures. No bonds of a principal amount of $2,000 or less will be redeemed in part. If any bond of 2023 Series A is to be redeemed in part only, the notice of redemption that relates to such bond of 2023 Series A will state the portion of the principal amount of the bonds of 2023 Series A to be redeemed. A new bond of 2023 Series A in a principal amount equal to the unredeemed portion of such bond of 2023 Series A will be issued in the name of the holder of the bond of 2023 Series A upon surrender for cancellation of the original bond of 2023 Series A. For so long as the bonds of 2023 Series A are held by DTC (or another depositary), the redemption of the bonds of 2023 Series A shall be done in accordance with the policies and procedures of the depositary.

On and after the redemption date interest will cease to accrue on the bonds of 2023 Series A or portions thereof called for redemption. Prior to any redemption date, the Company is required to deposit with a paying agent money sufficient to pay the redemption price of and accrued interest on the bonds of 2023 Series A to be redeemed on such date.

Any redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, the completion or occurrence of a related transaction or event, as the case may be, and any notice of redemption made in connection with a related transaction or event may, at the Company’s discretion, be given prior to the completion or the occurrence thereof. If such redemption is subject to satisfaction of one or more conditions precedent, such notice will describe each such condition, and if applicable, will state that, at the Company’s discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was mailed or delivered, including by electronic transmission) as any or all such conditions are satisfied (or waived by the Company in its sole discretion), or that such redemption may not occur and such notice may be rescinded in the event that any or all such conditions are not satisfied (or waived by the Company in its sole discretion) by the redemption date, or by the redemption date as so delayed, or that such notice may be rescinded at any time in the Company’s discretion if in its good faith judgment any or all of such conditions will not be satisfied. If any such condition precedent has not been satisfied, the Company shall provide written notice prior to the close of business on the business day immediately prior to the redemption date. Upon receipt of such notice, the notice of redemption shall be rescinded or delayed, and the redemption of the bonds of 2023 Series A shall be rescinded or delayed as provided in such notice.

If this bond is called for redemption in whole or in part and payment is duly provided as specified in the Indenture, this bond, or the part thereof so called, shall cease to be entitled to the security of the Indenture, and from and after the date fixed in the call for such redemption, interest shall cease to accrue on this bond, or on such part so called; and if less than the whole principal amount hereof shall be called, the registered owner hereof shall, in addition to the sums payable on account of the part called, be entitled, at his option, to receive on surrender hereof one or more bonds of this series, of an aggregate principal amount equal to that part of the principal amount hereof not called and paid, or to present this bond for the notation hereon by the Trustee (or to make such notation in accordance with an agreement for payment of principal filed with the Trustee as provided in this bond) of the payment of the part of the principal amount hereof then called and paid.

The Mortgage provides that the Company and the Trustee, with consent of the holders of not less than 66-2/3% in aggregate principal amount of the bonds at the time outstanding which would be affected by the action proposed to be taken, may by supplemental indenture add any provisions to or change or eliminate any of the provisions of the Mortgage or modify the rights of the holders of the bonds and coupons issued thereunder; provided, however, that without the consent of the holder hereof no such supplemental indenture shall affect the terms of payment of the principal of or interest or premium on this bond, or reduce the aforesaid percentage of the bonds the holders of which are required to consent to such a supplemental indenture, or permit the creation by the Company of any mortgage or pledge or lien in the nature thereof ranking prior to or equal with the lien of the Mortgage or deprive the holder hereof of the lien of the Mortgage on any of the property which is subject to the lien thereof.

As set forth in the Supplemental Indenture establishing the terms and series of the bonds of this series, each holder of a bond of 2023 Series A, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, has and has been deemed to have consented, without the need for any further action or consent by such holder, to the amendment and restatement of the Mortgage in the form set forth in Schedule C appended to the Supplemental Indenture dated as of April 1, 2005.

No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, to any incorporator, or any past, present or future stockholder, officer or director of the Company, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company in respect to this bond is hereby expressly waived and released by every holder hereof.

SCHEDULE B

PROPERTY SUBJECT TO THE LIEN OF THE MORTGAGE

CL&P FEE ACQUISITIONS

(6/15/2021 – 12/21/2022)

NONE

CL&P Non-Distribution Easements (Between 6/15/2021 - 12/21/2022)				Recording Information
Grantor	Street	Town	ST	Date Recorded	Book	Page	Closed
Anthony M Fusco	161 Buddington Road	Shelton	CT	Pending			10/22/22
Bristol Construction Company, Inc	387 Willis Street	Bristol	CT	02/07/22	2213	602	07/26/21
Debra J Lee	71 West Avenue	Essex	CT	Pending			05/02/22
Disability Resource Network, Inc	Waterside Lane	Essex	CT	Pending			05/10/22
Donna M Mosley	17 Brookside Lane	Essex	CT	09/09/22	350	592	04/27/22
Edwin T Rockwell	92 Rockwell Road	Bethel	CT	09/12/22	1163	491	08/17/22
Greentree Properties LLC	4 Greentree Drive	Waterford	CT	Pending			04/11/22
Gregory Michael Saam and Cristina Rodriguez Saam	2 Stoney Farm Lane	Brookfield	CT	Pending			10/21/22
JCM Associates, LLC	336 Center Road	Vernon	CT	08/15/22	2802	298	05/24/22
Jeffrey T Castle	45 Blueberry Hill Road	Norwich	CT	12/06/21	3304	131	09/07/21
Jerson E Alfaro	92-94 Prospect Street	East Hartford	CT	01/26/22	4072	50	08/05/21
Jhonelle Prince	25 Spoonwood Road	Wilton	CT	01/04/22	2546	148	11/29/21
Jordan I Manning & Hester E Sutton	9 Brookside Lane	Essex	CT	09/09/22	350	643	04/28/22
Kelly Ann & Harold W Lewis, Jr	3 Brookside Lane	Essex	CT	09/09/22	350	602	05/26/22
Lawrence & Carol Latour	54 Bushnell Road	Lisbon	CT	12/06/21	182	603	11/03/21
Lee and Lamont Realty	67 West Street	Vernon	CT	12/10/21	2763	331	08/31/21
Margaret A Young	11 Brookside Lane	Essex	CT	09/09/22	350	597	04/28/22
Martha L Moody	94 Dennison Road	Essex	CT	09/09/22	350	587	04/18/22
Mercier Avenue Development, LLC	71 Horizon Drive	Bristol	CT	Pending			10/14/22
Phoenix 1210 LLC & Phoenix Retail LLC	1210 Silas Deane Highway	Wethersfield	CT	12/28/21	2141	126	12/28/21
Plum Ridge Condominium Asociation Inc	Sandstone Drive	South Windsor	CT	11/04/21	2909	85	08/24/21
Randy R & Frances C Chapell	38 Falls Mountain Road	Salisbury	CT	12/13/21	266	1143	09/08/21
Roger E Watrous Jr	New London Turnpike	Stonington	CT	09/12/22	840	365	07/29/22
Sandra M Blakeslee & Linda R Finelli	Kick Hill Road	Lebanon	CT	09/12/22	332	640	08/05/22
Town of Southington	65 Meriden Avenue	Southington	CT	10/03/22	999	663	04/11/22
Virginia J Kopesky	30 Parmalee Hill Road	Newtown	CT	Pending			11/02/22

CONNECTICUT LIGHT & POWER DISTRIBUTION EASEMENTS THROUGH 12/21/2022
State	Grantor	Proj No	Date	Vol/Page	Town
CT	TYLER RIDGE LLC	W21022	6/30/21	198/958	GOSHEN
CT	S.R. BLANCHARD, INC.	E21055	7/1/21	1281/377	COVENTRY
CT	CT BLOOMFIELD DEVELOPERS, LLC	E2018	7/6/21	2094/97	BLOOMFIELD
CT	211 SOUTH MAIN STREET, LLC	E21047	7/6/21	2013/254	MIDDLETOWN
CT	VINTAGE HILLS HOMES, LLC	E21041	7/9/21	2882/21	SOUTH WINDSOR
CT	VINTAGE HILLS HOMES, LLC	E21048	7/9/21	2882/24-25	SOUTH WINDSOR
CT	DCU DEVELOPERS LLC	W19133	7/13/21	377/616-618	BURLINGTON
CT	BRT SCONSET, LLC	W21087	7/13/21	2576/708-710	DANBURY
CT	CORE INVESTMENT GROUP, LLC	E21076	7/14/21	535/21	MADISON
CT	ASHFORD WOODS, LLC	W20219	7/14/21	2203/213	WATERTOWN
CT	NOSAL PROPERTIES OF SOUTH MAIN STREET, LLC & BARBATO REALTY, LLC	W21029	7/14/21	3063/189	CHESHIRE
CT	PASAY DEVELOPMENT LLC	E21062	7/15/21	1387/442	KILLINGLY
CT	JOHN & CHERYL A. SCHALKHAM	W20227	7/15/21	793/428-430	BROOKFIELD
CT	JOEL & AVIVA SMERNOFF, ANDREW & NANCY CHAPIN	W20232	7/15/21	7931/269-70	GREENWICH
CT	SAND ROAD HOLDINGS, LLC	W21036	7/15/21	149/1072-1073	NORTH CANAAN
CT	LITCHFIELD DEVELOPMENT PROPERTIES, LLC	W21115	7/15/21	397/337	LITCHFIELD
CT	JDA FARMINGTON, LLC	W21019	7/16/21	1226/894-896	FARMINGTON
CT	FJ CORSINI, LLC	E21007	7/19/21	980/173-174	GUILFORD
CT	LANDER O. & MAYELA OVEJAS	W21051	7/20/21	7934/25	GREENWICH
CT	LIVEWELL ALLIANCE, INC.	W21064	7/21/21	1532/230-232	SOUTHINGTON
CT	ROXRIV REALTY ASSOCIATES, LLC	E21006	7/23/21	822/851-852	STONINGTON
CT	SPECIALTY GROWERS REALTY, LLC	W21092	7/26/21	3066/176	CHESHIRE
CT	GENTI & MIRJAND MULLA	W21181	7/26/21	437/169	BETHLEHEM
CT	HOUSING AUTHORITY OF THE CITY OF HARTFORD	E21012	7/28/21	7801/120	HARTFORD
CT	1064 MAIN STREET, LLC	E21030	7/28/21	1322/105	BRANFORD
CT	MOUNT VERNON INC. & SNJ PROPERTIES LLC	W21077	7/28/21	1533/115-117	SOUTHINGTON
CT	CATHOLIC CEMETARIES ASSOCIATION OF THE ARCHDIOCESE OF HARTFORD, INC.	E21021	7/29/21	436/993	EAST WINDSOR
CT	CUMBERLAND FARMS, INC	W21072	7/29/21	324/1135	MIDDLEBURY
CT	CATHOLIC CEMETARIES ASSOCIATION	W20142	8/2/21	1533/651-653	SOUTHINGTON
CT	SHAKER PRINES FIRE DISTRICT NO. 5	E21039	8/6/21	2807/1179	ENFIELD
CT	SCHNEIDER BROTHERS, LLC	E21075	8/6/21	526/1091-1092	ELLINGTON
CT	MICHAEL GOSS	W21047	8/6/21	4158/293-295	WESTPORT
CT	DAVID E. MASALIN & BRUNA E. MASALIN	E21063	8/9/21	608/940	LEDYARD

CT	PPF WE 1339 TOLLAND TURNPIKE LLC	E21071	8/10/21	4660/946-947	MANCHESTER
CT	CLEARVIEW-MCKINLEY ESTATES LLC	W21026	8/12/21	3069/313	CHESHIRE
CT	TRANSYLVANIA BROOK ESTATES, LLC	W21111	8/17/21	732/960	SOUTHBURY
CT	CONGERIES REALTY LLC	E2060	8/19/21	239/384	NEW LONDON
CT	SHEILA A. GOEPFRET	E21077	8/19/21	1568/263	TOLLAND
CT	MANCHESTER COMMUNITY COLLEGE & STATE OF CONNECTICUT	W20190	8/23/21	4662/20-21	MANCHESTER
CT	PLATT HILL LAND, LLC	W21133	8/23/21	463/917-919	WINCHESTER
CT	DAVID BABCOCK LEWIS LLC	E21049	8/26/21	239/478	STONINGTON
CT	ONE PARK ROAD ASSOCIATION, INC. & LEX-LAZ WEST HARTFORD, LLC	E21025	8/27/21	5235/1083	WEST HARTFORD
CT	MORGAN DEVELOPMENT CORPORATION	W21045	8/27/21	218/1124	BETHANY
CT	RYAN M. BERGLUND & MARISSA A. BRIERE	W20070	8/30/21	538/188-190	WOLCOTT
CT	MAXIMILIAN KOLBE LLC, SEAN M. & ANNETTE H. HANRAHAN	E21064	9/7/21	215/388-389	PRESTON
CT	JOHN T. & KATHLEEN A. RICHARDS	W21131	9/7/21	12799/342	STAMFORD
CT	SEYMOUR BEACON FALLS, LLC	W20166	9/9/21	606/493	SEYMOUR
CT	SKYLINE ESTATES, LLC	E21070	9/13/21	622/943	EAST HAMPTON
CT	542 EAST MAIN STREET LLC	W21113	9/13/21	2099/1166-1169	NEW BRITAIN
CT	MICHAEL A. INNAURATO	W21035	9/14/21	12806/333	STAMFORD
CT	BSP HOLDINGS, LLC	E21091	9/15/21	408/1044	GRISWOLD
CT	STEVENSON PROPERTIES, LLC	W21137	9/15/21	2184/25	MONROE
CT	ANTHONY P. & LINDA G. D'AMATO	E21068	9/16/21	446/314-315	OLD LYME
CT	LAURIE SCOTT & CARISSA STEWART	W21159	9/16/21	2540/280-283	WILTON
CT	MCG MANCHESTER, LLC	E21085	9/21/21	4665/284	MANCHESTER
CT	COSTCO WHOLESALE CORPORATION	E21081	9/23/21	2900/325-329	SOUTH WINDSOR
CT	JAMES E. & AVIS E. MOREHOUSE	W20199	9/23/21	214/588	SHARON
CT	WE 35 NATIONAL DRIVE LLC	E21096	9/24/21	3761/971	GLASTONBURY
CT	131 COMMERCIAL PARKWAY, LLC	E21082	9/27/21	1328/96	BRANFORD
CT	NEWBERRY HOMES COMPANY, LLC	E21097	9/27/21	3762/123	GLASTONBURY
CT	K&M DESIGNS, MICHAEL & KAREN BARCH	E21038	9/28/21	1004/62	THOMPSON
CT	PRESERVE AT VALLEY VIEW, LLC	E21066	9/28/21	1390/1089	KILLINGLY
CT	MCG BOLTON, LLC	E21107	10/5/21	187/923-924	BOLTON
CT	15 WESTAWAY LLC	W21174	10/5/21	7986/4	GREENWICH
CT	HANNELI V. ANSEL	E21046	10/6/21	826/178	STONINGTON
CT	COSTCO WHOLESALE CORPORATION	E21103	10/6/21	2904/69	SOUTH WINDSOR
CT	240 PARK ROAD ASSOCIATION, INC.	E21010	10/7/21	5241/486	WEST HARTFORD
CT	DAVID MORTIMER	E21074	10/7/21	1744/21	WATERFORD
CT	WESTERN ISLAND LLC	W21157	10/13/21	1729/1019	DARIEN
CT	McLean Affiliates	E2074	10/14/21	679/1056	VERNON
CT	SETTLERS LANDING ASSOCIATION	E21089	10/14/21	370/698	WESTBROOK
CT	PARISH OF CHRIST CHURCH, GREENWICH	W21003	10/14/21	7990/306	GREENWICH
CT	BETHEL WOODS LLC	W21040	10/18/21	1149/866-868	BETHEL
CT	KEITH S. & MARINA O. RICHEY, HOMELAND TOWERS, LLC	W21128	10/19/21	1052/877-882	NEW CANAAN

CT	475 FIELD POINT LLC	W21150	10/19/21	7993/207	GREENWICH
CT	EDWARD T. & LUCILLE J. MURRAY, DEBORAH B. PLATT	E21116	10/21/21	1130/205-208	BRANFORD
CT	DEMING ROAD BUSINESS PARK, LLC	W21130	10/21/21	796/501-503	BERLIN
CT	ERIK W. YOUNG	E21109	10/25/21	266/511	MARLBOROUGH
CT	WEST QUEEN DEVELOPERS, LLC	W21171	10/25/21	1543/364-365	SOUTHINGTON
CT	JOHN P. DELAY, JOHN A. O'BINE, DARK GLEN, LLC & J.P. MAD, LLC	W20170	10/27/21	903/510-512	NEW MILFORD
CT	PAVIA ASSOCIATES, LLC	W21066	10/28/21	12849/137	STAMFORD
CT	GETAWAY MOODUS, LLC	E21043	11/2/21	1135/49	EAST HADDAM
CT	STANISLAW J. OLEKSENKO	E21108	11/2/21	624/1111	EAST HAMPTON
CT	MATTHEW T. & MEGAN E. COIT	E21008	11/4/21	3765/840-842	GLASTONBURY
CT	1897 POST ROAD, LLC	W21096	11/4/21	1731/552	DARIEN
CT	THOMASTON AVE 1717 LLC	W21081	11/5/21	8374/261	WATERBURY
CT	MMTD ASSOCIATES, LLC	W21099	11/9/21	647/211	PLAINVILLE
CT	ROGER A. & DEBORAH M. JOHNSON	E2087	11/10/21	1801/218	WATERFORD
CT	STUART L. JABLON	E21058	11/10/21	595/63-64	HEBRON
CT	ADAMS BUILDERS LLC, DANA E. & JOSEPH F. GARAFOLO	E21073	11/10/21	1750/118	WATERFORD
CT	L & J PROPERTIES, LLC	E21106	11/10/21	595/65-66	HEBRON
CT	NOSIDAM HOLDINGS, LLC	W21193	11/11/21	646/1195	PLAINVILLE
CT	HACKMATACK HILLS, LLC	E21099	11/12/21	188/462	BOLTON
CT	QUINEBAUG SOLAR LLC & RIVER JUNCTION ESTATES, LLC	E21141	11/12/21	267/941-946	CANTERBURY
CT	MILLSPAUGH PROPERTIES, LLC	W21095	11/12/21	430/168-170	BETHLEHEM
CT	JDM YEW, LLC	W21075	11/14/21	9365/50	NORWALK
CT	PROSPECT ST, LLC	W20205	11/15/21	380/958-960	BURLINGTON
CT	NEW ENGLAND FACILITY MAINTENANCE, LLC	E21118	11/17/21	539/204-206	CLINTON
CT	HDF COMMUNITY LAND TRUS, INC	W21180	11/17/21	12866/116	STAMFORD
CT	ADAM DAVID & BRITNEY WILLIAMS DUCZYNSKI	E21069	11/18/21	???	STONGINGTON
CT	492 GLENBROOK ROAD, LLC	W21093	11/18/21	12867/112	STAMFORD
CT	EXECWEST RETAIL LLC	W21118	11/18/21	1546/23-25	SOUTHINGTON
CT	F. VIGLIOTTI CONSTRUCTION CO. LLC	E21087	11/19/21	986/1152	GUILFORD
CT	LEIGH & NADER MHERABI	E21104	11/19/21	174/308	LYME
CT	EXPCT, LLC	E21126	11/19/21	2913/107-108	SOUTH WINDSOR
CT	HOUSING AUTHORITY OF THE CITY OF HARTFORD	E21011	11/22/21	7866/306	HARTFORD
CT	THE FERRAINA COMPANY, LLC	E21080	11/22/21	1924/363	WINDSOR
CT	Caryl A. Viola & David J. Viola	E2080	11/24/21	2244/351	MADISON
CT	HOLLY ESTATES DEVELOPMENT, LLC	W21126	11/24/21	1184/765	NEWTOWN
CT	PACHAUG CAPITAL LLC	E21127	12/1/21	410/1084	GRISWOLD
CT	WONTHELAND LLC	W21162	12/1/21	1236/998-1000	FARMINGTON
CT	TUCKER VILLAGE, LLC	E21117	12/3/21	240/773	NORTH STONINGTON
CT	MARK DEVELOPMENT, LLC	W21173	12/3/21	5444/831-832	MERIDEN
CT	RED MOUNTAIN PROPERTIES LLC	W21199	12/3/21	266/1107	SALISBURY

CT	COLUMBIA WEST LLC, LOMBARD GROUP WATERBURY LLC & LOMBARD GROUP WATERBURY II, LLC	W21197	12/7/21	8394/82	WATERBURY
CT	MPB INVESTMENTS, LLC	W21169	12/8/21	3097/105	CHESHIRE
CT	1 MUNSON ROAD, LLC	W21138	12/9/21	1237/643-645	FARMINGTON
CT	BALL & SOCKET ARTS, INC.	W21186	12/9/21	3097/221	CHESHIRE
CT	MEGAN C. MCKIRRYHER & WALTER R. ARCHER	W21114	12/13/21	456/1084-1086	OXFORD
CT	179 SOUTH LLC	E21135	12/21/21	5250/977-980	WEST HARTFORD
CT	WILLIAM G. & JANETTE R. DZIATKO, KATHLEEN K. PFAFF, AILEEN M. & CONSTANCE P. KAYLOR	E21095	12/22/21	372/139-144	WESTBROOK
CT	62 MASON STREET, LLC	W21175	12/22/21	8032/287-289	GREENWICH
CT	TEDDY'S STORES LLC	W21214	12/23/21	5447/616-617	MERIDEN
CT	ROXRIV REALTY ASSOCIATES, LLC	E21105	12/30/21	???	STONINGTON
CT	PARAMOUNT COMMONS AT ENFIELD	E21114	1/5/22	2826/1012	ENFIELD
CT	MORGAN DEVELOPMENT CORPORATION	W21045A	1/5/22	220/479	BETHANY
CT	DAVID STUCKEY & LINDA MAHONEY	W21219	1/6/22	12905/91	STAMFORD
CT	CONNECTICUT RESIDENTIAL, INC. & KENNETH & TINA WEINER	W21018	1/7/22	729/791	SOUTHBURY
CT	ORCHARD VIEW ASSOCIATES, LLC	W21135	1/10/22	3103/73	CHESHIRE
CT	JOSEPH P. & MARY M. MARIANI	W21209	1/10/22	1550/944-946	SOUTHINGTON
CT	HF LAND HOLDINGS, LLC	E21140	1/11/22	1286/1009	COVENTRY
CT	JAMES A. YOUNG & WENDY J. MCFARLANE	W21204	1/11/22	126/937	CORNWALL
CT	BIDWELL VILLAGE, LLC	E21136	1/13/22	1286/1094	COVENTRY
CT	CHRISTOPHER T. & JENNIFER A. GALLO, LEONARD J., TESSA M., KENNETH J. ASSARD & REBECCA A. ZIELINSKI	W21086	1/25/22	432/180-186	BETHLEHEM
CT	CITY OF STAMFORD	W21071	1/27/22	12919/219	STAMFORD
CT	BUMPER BROOK ESTATES LLC	W21024	1/28/22	270/868-869	HARWINTON
CT	JEFFERSON S. & CLARE M. MYERS	W20183	2/2/22	1736/821	DARIEN
CT	THE CONNECTICUT WATER COMPANY	E21111	2/3/22	707/449-451	STAFFORD
CT	KEVIN J. & KIM B. HECHT	E21092	2/10/22	174/775	LYME
CT	GUIDO & NANCY VOLPE	W21145	2/10/22	1553/502-505	SOUTHINGTON
CT	SOUTH WATER STREET OWNER, LLC	W21170	2/10/22	8058/148	GREENWICH
CT	HAYDON KERK MOTION SOLUTIONS, INC.	W21207	2/10/22	8430/115	WATERBURY
CT	BRYAN FEERY FINE HOMES LLC, DEPENDABLE CONSTRUCTION, LLC & HEARTSTONE HOMES, LLC	E20120	2/11/22	3772/530-535	GLASTONBURY
CT	GREEN PLANET DEVELOPMENT LLC	E21088	2/14/22	991/622	GUILFORD
CT	PATTAGANSETT HOLDINGS, LLC	E21143	2/14/22	991/596-597	GUILFORD
CT	777 DY HILL ROAD REALTY CO. LLC	E21115	2/22/22	1930/206	WINDSOR
CT	CITY OF TORRINGTON & TORRINGTON RIVERFRONT LLC	W21079	2/24/22	1359/317	TORRINGTON
CT	JULIANA ENTERPRISES, LLC	W21216	2/24/22	12938/201	STAMFORD
CT	ALAN L. & CYNTHIA R. BURTON	E21137	2/28/22	618/622	LEDYARD
CT	TOWN OF HARTLAND	W21165	3/1/22	102/845-846	HARTLAND
CT	A. KAUSCH & SONS, LLC	E21148	3/7/22	690/3-4	BROOKLYN

CT	OAK WOODS, LLC	W22005	3/7/22	1156/618-619	BETHEL
CT	BLUEWATER MEADOWBROOK 1A, LLC	W21190	3/8/22	4224/189-190	WESTPORT
CT	NEWPORT WILLOW BROOK PARTNERS LLC	W22016	3/14/22	1242/621-622	FARMINGTON
CT	NEWPORT WILLOW BROOK PARTNERS LLC	W22016	3/14/22	651/602	PLAINVILLE
CT	THOMAS J. & VICTORIA R. SHOTTS	E21102	3/15/22	217/584	PRESTON
CT	IF-OFF COMPANY LLC	W21160	3/15/22	12951/140	STAMFORD
CT	CAVI HOLDINGS LLC & CF WATERFORD LLC	E21122	3/16/22	1775/28	WATERFORD
CT	KEVKAI PROPERTIES, LLC	W21221	3/16/22	802/395-397	BERLIN
CT	HV RETAIL	E22001	3/18/22	1342/228-230	BRANFORD
CT	DEBBIEANN BURKIN	E21128	3/22/22	1288/169	COVENTRY
CT	K GRAND LUXURY HOMES, LLC	E21131	3/22/22	454/311-312	GRANBY
CT	CARLOS ARREDONDO	W21124	3/22/22	268/98	SALISBURY
CT	JAMES MARINO, JR. CONSTRUCTION LLC	W22045	3/22/22	629/360	EAST HAMPTON
CT	4 ORCHARD LLC	W22049	3/24/22	8080/175	GREENWICH
CT	ANDREW & AMY TALKOW	W21044	3/28/22	197/248	KENT
CT	GEORGE CORREIA, WALTER E. & MELISSA E. LOTECZKA	E21110	3/30/22	141/399	ANDOVER
CT	523 CANAL OWNER LLC	W21037	3/30/22	12963/178	STAMFORD
CT	JONATHAN A. & JENNIFER S. FRATTAROLI	W20229	3/31/22	1062/609-611	NEW CANAAN
CT	NEW LAND OF GLASTONBURY, LLC	E22010	4/5/22	3776/236-237	GLASTONBURY
CT	GPE-GROUP LLC	E22011	4/5/22	738/817	ROCKY HILL
CT	ESTELLE F. NISSON	W21187	4/6/22	654/627-629	WESTON
CT	AQUAMARINE PROPERTIES 28A LLC	W21192	4/7/22	1739/1025	DARIEN
CT	ANDREW URICCHIO, MARITZA MONTANEZ, CARLOS & YANITZA MONTANEZ, MICHAEL & ANGELA GALIKAS, ROBERT BURNS-MACNOUGHTON	E21029	4/11/22	234/646-661	EAST GRANBY
CT	E & M HOLDINGS, LLC	W21220	4/11/22	2124/753	NEW BRITAIN
CT	LEVESQUE PROPERTIES, LLC	E22004	4/13/22	454/750-751	GRANBY
CT	STEPHEN A. & DANIELLE B. DEGRAZIA, LEONARD J. WALKER & CATHERINE STICKLES	W22012	4/14/22	1192/963	NEWTOWN
CT	HENRY J. & ANNJEANNETTE BUGAI	W22024	4/18/22	298/739	DURHAM
CT	LUANCI CONSTRUCTION, LLC	W22024	4/18/22	298/742	DURHAM
CT	JAMES JOSKO	E21014	4/19/22	3776/1140	GLASTONBURY
CT	MICHAEL SWEENEY	W21224	4/21/22	1244/218-220	FARMINGTON
CT	DEER PARK ASSOCIATION, INC.	W22031	4/25/22	8096/205	GREENWICH
CT	CROSS CONSTRUCTION LLC	W22035	4/27/22	2353/210-212	NEWINGTON
CT	KIMBERLY HALL NORTH RE, LLC	E2033	5/2/22	1933/1201	EAST WINDSOR
CT	TROUT BROOK REALTY ADVISORS, INC.	E21067	5/3/22	5263/1137-1138	WEST HARTFORD
CT	GIRIACO RUSSO	W22006	5/3/22	1101/131	NAUGATUCK
CT	MORGAN DEVELOPMENT CORPORATION	W22006	5/3/22	1101/128	NAUGATUCK
CT	HOMES IN WESTFIELD, LLC	E22038	5/4/22	2044/910-911	MIDDLETOWN

CT	METRO 375 LLC & METRO 383 LLC	E21123	5/5/22	1345/179-182	BRANFORD
CT	JAMES A. LOCKTON, JOSEPH & TERESA SCANDURRA, DONALD K. & JANET M. RICHARDSON	W20233	5/5/22	469/957-962	WINCHESTER
CT	JASON & JENNIFER DUBRAY, HOMELAND TOWERS, LLC	W22001	5/5/22	197/632	KENT
CT	WHITE BARN, LLC	W21060	5/6/22	9464/312	NORWALK
CT	CHRISTOPHER & KAREN LOMETTI	W22009	5/6/22	8103/296	GREENWICH
CT	MARK & SUSAN VAN DER GRIEND	W22009	5/6/22	8103/299	GREENWICH
CT	CENTERHALLS, LLC	E22024	5/9/22	1289/411	COVENTRY
CT	FENN ROAD ASSOCIATES, LLC	W21227	5/12/22	2354/527-529	NEWINGTON
CT	ALLEN FINCH, LLC	W22056	5/17/22	3124/305	CHESHIRE
CT	BELTA'S FARM LEGACY LLC	W22077	5/17/22	4241/277-279	WESTPORT
CT	300 WILSON AVENUE, LLC	W22062	5/19/22	9471/43	NORWALK
CT	STACEY G. BLAND	E22053	5/20/22	1345/911-913	BRANFORD
CT	CHRISTINA M. & VINCENT A. VITTORIA, MARY E. BERTRAND	E22028	5/24/22	1066/239	PORTLAND
CT	SOUTHERN NEW ENGLAND TELEPHONE COMPANY DBA FRONTIER COMMUNICATIONS	E22031	5/24/22	995/1081-1082	GUILFORD
CT	AQUARION WATER COMPANY	E22045	5/24/22	269/227-229	MARLBOROUGH
CT	TOWN OF BRANFORD	E21113	5/26/22	1346/743	BRANFORD
CT	HUGH D. & SASKIA P. EVANS	E21144	5/27/22	1081/534	NIANTIC
CT	483 BRISTOL, LLC	W22025	5/31/22	2226/39-40	BRISTOL
CT	NIANTIC BAY GROUP, LLC	E22037	6/2/22	1500/86	COLCHESTER
CT	APEX DEVELOPERS II, LLC	W22054	6/3/22	3127/307	CHESHIRE
CT	DANA FAIRCHILD	W21085	6/6/22	1245/945-946	NEW MILFORD
CT	PATRICK M. MASTROLILLO	W21085	6/6/22	1245/948-949	NEW MILFORD
CT	KEVIN R. JOHNSON, JOHN, PATRICIA, JOSEPH & KRISTEN TRACEY	W21085	6/6/22	1245/951-956	NEW MILFORD
CT	EVERGREEN WALK LIFESTYLE CENTER, LLC	E22032	6/9/22	2954/21-23	SOUTH WINDSOR
CT	STEWERT & TERRENCE W. O'BRIEN & SAMANTHA ROSE	E22052	6/9/22	374/851	WESTBROOK
CT	CARRIER CONSTRUCTION, INC.	E22015	6/13/22	4/5/3780	GLASTONBURY
CT	LOVLEY DEVELOPMENT, INC.	W22104	6/13/22	1563/25-26	SOUTHINGTON
CT	RMS GREYROCK PLACE, LLC	W22066	6/15/22	13013/158	STAMFORD
CT	MILBANK INVESTMENT HOLDING, LLC	W22044	6/20/22	8135/297	GREENWICH
CT	WAYNE S. WOFSEY, ALEKSY POPELYUKHIN & KOTOVA VALENTINA	W21062	6/21/22	13015/334	STAMFORD
CT	THE INNIS ARDEN GOLF CLUB, INC.	W22061	6/22/22	8136/78	GREENWICH
CT	NEWPORT 903-913 FARMINGTON AVE, LLC	W22017	6/23/22	806/258	BERLIN
CT	TOWN OF BERLIN	W22017	6/23/22	806/260-261	BERLIN
CT	EXETER PLAINFIELD LAND, LLC	E22047	6/27/22	594/610	PLAINFIELD
CT	JOHN D. BUNCE	W22032	6/28/22	152/890-891	NORTH CANAAN
CT	KENOSIA DEVELOPMENT LLC	W22058	6/28/22	1144/1019	RIDGEFIELD
CT	JAMES E. GILLESPIE	W22089	6/28/22	216/724	SHARON

CT	EMERALD CITY RENTALS, LLC	E22016	6/30/22	536/622-623	ELLINGTON
CT	SALT POND APARTMENTS, LLC	E22050	6/30/22	632/196	EAST HAMPTON
CT	KEVIN M. BUDNEY & R. VAUGHN NEWCOMBE	W22027	7/1/22	806/746-748	BERLIN
CT	3 BEDFORD LLC	W21117	7/5/22	9491/53	NORWALK
CT	3 BEDFORD LLC	W22117	7/5/22	9491/53	NORWALK
CT	AC POINT HOLDINGS, LLC	E22058	7/7/22	1349/546-547	BRANFORD
CT	TOWN OF BERLIN	W22017	7/7/22	806/898-900	BERLIN
CT	STEPHANIE & JOHN L. DEVITA	W22043	7/7/22	1744/406	DARIEN
CT	TOKENEKE ASSOCIATION	W22043	7/7/22	1744/404	DARIEN
CT	SAUGATUCK MOTORS, INC.	W22082	7/7/22	8130/133	GREENWICH
CT	NORA POMPA	W22122	7/18/22	385/648-649	BURLINGTON
CT	MATTHEW L. MCCORMACK	E22063	7/19/22	838/793-794	STONINGTON
CT	CNG HOLDINGS, LLC	E22073	7/19/22	1403/501	KILLINGLY
CT	FRANK J. & CATHERINE T. SCHECKTON, JESSICA & MICHAEL NIHAN	W21129	7/20/22	473/270-272	CANTON
CT	FRAP LLC	W22037	7/20/22	9497/338	NORWALK
CT	SOUND II BUILDERS LLC	W22212	7/20/22	2208/506	MONROE
CT	JANE H. & SCOTT GAMBER	E22044	7/21/22	2272/377	MADISON
CT	TOWN OF MONROE	W21147	7/21/22	2208/525	MONROE
CT	TOWN OF MONROE	W21179	7/21/22	2208/525	MONROE
CT	SUFFIELD 1120 HARVEY LANE, LLC	E22039	7/25/22	574/52-54	SUFFIELD
CT	DFC OF RESEARCH 1201, LLC	W22004	7/26/22	5471/1069-1070	MERIDEN
CT	TOWN OF GREENWICH	W21023	7/26/22	3137/214	GREENWICH
CT	BLUE WAY HADDAM 1 LLC	E22060	7/29/22	418/729	HADDAM
CT	13 CACCAMO LN EXTENSION LLC	W21212	7/29/22	4261/137-138	WESTPORT
CT	NADEAU REALTY, LLC	W22042	8/1/22	807/565-566	BERLIN
CT	CAROL E. SCHOFIELD	E22048	8/2/22	231/526-527	WILLINGTON
CT	LYNN V. & EDWARD S. MARTINS	E22051	8/2/22	1404/189	KILLINGLY
CT	JEFFREY F. KOEHL	E22065	8/2/22	386/762-763	POMFRET
CT	CAWIAMCA LLC, DANIEL J. & SUSAN E. PAPALLO, JESSICA L. DECONTO & JOHN D. & BARBARA A. JACQUES	E22056	8/3/22	451/1135-1146	OLD LYME
CT	HARTFORD PRESERVATION A, LLC	E21132	8/10/22	7997/306	HARTFORD
CT	THE WALSH TRUST	W21158	8/10/22	8145/60	GREENWICH
CT	NORTHWIND DEVELOPMENT LLC & 444 BEDFORD STREET, UNIT 3R, STAMFORD, CT, LLC	W22040	8/11/22	13047/170	STAMFORD
CT	44-4 CHESTNUT HILL, LLC	W22050	8/11/22	13047/50	GREENWICH
CT	SAMANTHA & BRYAN DORF	W22050	8/11/22	13047/46	GREENWICH
CT	MAIN & BANK LLC	W22088	8/11/22	2135/730-731	NEW BRITAIN
CT	NORWALK SNFF ACQUISITION GROUP, LLC	W21117	8/12/22	9507/112	NORWALK
CT	CHESHIRE UNITED METHODIST CHURCH	W22105	8/16/22	3140/17	CHESHIRE
CT	103 HOUSE STREET LLC	E21130	8/17/22	3783/566-567	GLASTONBURY
CT	R & L BRISTOL LLC	W22055	8/18/22	2233/1013-1014	BRISTOL
CT	D'AMATO CONSTRUCTION COMPANY, INC.	W22055	8/18/22	2233/1011-1012	BRISTOL

CT	TAMMI MORTON	W22133	8/19/22	1249/824-826	FARMINGTON
CT	TORRINGTON STANDARD, LLC	W21056	8/22/22	1372/907	TORRINGTON
CT	175 CENTURY DRIVE, LLC	W22075	8/23/22	2234/315-316	BRISTOL
CT	ZLATAN HUKIC	W22018	8/24/22	1249/1009-1011	FARMINGTON
CT	VINKATH CORBIN LLC	W22022	8/24/22	1746/600	DARIEN
CT	BAYWATER CFW, LLC	W22022	8/24/22	1746/602	DARIEN
CT	BAYWATER POST ROAD ASSOCIATES II, LLC	W22022	8/24/22	1746/598	DARIEN
CT	35 CORBIN DRIVE LLC	W22022	8/24/22	1746/604	DARIEN
CT	BAYWATER 36 OKHAS LLC	W22022	8/24/22	1746/607	DARIEN
CT	302 WEST MAIN STREET, LLC	E22005	8/25/22	778/608-613	AVON
CT	244 LLC	W22047	8/25/22	1249/1058-1060	FARMINGTON
CT	THE STAMFORD URBAN CONDOMINIUM ASSOCIATION, INC. & STAMFORD BUILDING II, LLC	W21196	8/30/22	13058/114	STAMFORD
CT	TORRINGFORD VOLUNTEER FIRE DEPARTMENT, INC.	W22128	8/30/22	1373/375	TORRINGTON
CT	IRVING AND MAPLE STREETS, LLC	E22040	8/31/22	2850/886	ENFIELD
CT	189 DAVIS AVENUE LLC	W22060	8/31/22	8152/120	GREENWICH
CT	EHREN & CASEY STANHOPE	W22110	8/31/22	660/117-119	WESTON
CT	JWR ASSOCIATES & P & H CONSTRUCTION AND SEPTIC SERVICE LLC	E22049	9/1/22	687/568-570	MONTVILLE
CT	SUTTON LAND, LLC	W22041	9/1/22	8152/275	GREENWICH
CT	MARY DEGNAN & ANSON W. SCHLOAT	W22140	9/6/22	4269/188-190	WESTPORT
CT	H374, LLC	E22009	9/7/22	3784/664-665	GLASTONBURY
CT	KATHERINE L. HEILPERN	E22054	9/7/22	1353/701-702	BRANFORD
CT	DARYL & HEATHER ARESCO	E22041	9/8/22	634/164	EAST HAMPTON
CT	BREEZY WAY FARM, LLC	E22076	9/20/22	575/773-774	SUFFIELD
CT	SEAN PETRUCCI BUILDERS LLC & STEVEN BACHER	W22117	9/20/22	9524/302	NORWALK
CT	687 SOUTH MAIN, LLC	W22134	9/20/22	3145/62	CHESHIRE
CT	AHD HOLDINGS, LLC, KONSTANTINOS I. SOUSOULAS & VICTORIA L. TAVARES	E21119	9/23/22	1354/910-912	BRANFORD
CT	ABLE CONSTRUCTION, INC.	W22153	9/26/22	2555/816-817	WILTON
CT	CHARLES F. CARRIER	W22099	10/4/22	809/820-822	BERLIN
CT	TANYA M. & ALAN W. SCHULTZ	E21129	10/5/22	3786/354	GLASTONBURY
CT	DAYTON CROSSING, LLC	W22155	10/5/22	1200/523	NEWTOWN
CT	TIMBERWOLF ENTERPRISES, LLC	E22078	10/11/22	599/535	PLAINFIELD
CT	THOMAS & HEIDI BIVONA	E22086	10/12/22	1088/387	EAST LYME
CT	AJAK PROPERTIES LLC	W22059	10/13/22	2140/65-68	NEW BRITAIN
CT	ADC BRISTOL, CT, LLC	W22148	10/18/22	2239/1109-1110	BRISTOL
CT	ALISON H. BRIERLEY	E22088	10/19/22	1356/810-811	BRANFORD
CT	HARBOR POINT INFRASTRUCTURE IMPROVEMENT DISTRICT	W22162	10/19/22	13086/313	STAMFORD

CT	EG STONEBRIDGE LLC	W22101	10/21/22	3149/141	CHESHIRE
CT	EMILE, GEORGE B. & RAUL DE BRIGARD & MARGARET MORSE-SCHINDLER	E22003	10/24/22	420/44	HADDAM
CT	SPENCER G. HUNSBERGER	W22052	10/24/22	1748/729	DARIEN
CT	THE HOUSING AUTHORITY OF THE CITY OF STAMFORD D/B/A CHARTER OAK COMMUNITIES	W22076	10/24/22	13089/326	STAMFORD
CT	AQUARION WATER COMPANY	W22127	10/24/22	13089/256	STAMFORD
CT	PETER G. & SHEILA B. ENGEL, JOSEPH & KRISTIN PARADISE	E21033	10/25/22	635/215	EAST HAMPTON
CT	FIRST TAXING DISTRICT OF NORWALK	W22030	10/26/22	9561/155	NORWALK
CT	DONNA RUBIN	W22154	10/27/22	128/741	NORFOLK
CT	COCCOMO II, LLC	E22087	10/28/22	2058/856-857	MIDDLETOWN
CT	TOWN OF WINDHAM	E22042	10/31/22	1379/140	WINDHAM
CT	CHARLES T. & SOPHIE M. DOWLING	W22080	11/4/22	8170/68	GREENWICH
CT	WILLOWMERE ASSOCIATION, INC.	W22080	11/4/22	8170/66	GREENWICH
CT	187 COSTELLO ROAD, LLC	W22142	11/8/22	2367/769-770	NEWINGTON
CT	203 COSTELLO ROAD, LLC	W22142	11/8/22	2367/771-772	NEWINGTON
CT	CYNTHIA MCFADDEN	E21145	11/14/22	680/346-347	OLD SAYBROOK
CT	CANTON RIDGE II, LLC	W22086	11/14/22	475/211-216	CANTON
CT	WILLIAM J. & DEBORAH J. CAMPBELL	E22013	11/15/22	356/542	DEEP RIVER
CT	JOLLY ROGER ENTERPRISES WEST, LLC	E22089	11/15/22	376/780	WESTBROOK
CT	OSGOOD AVENUE PROPERTY, LLC	W22026	11/17/22	2143/1179-1180	NEW BRITAIN
CT	TOWN CENTER WEST ASSOCIATES, LLC	E21133	11/21/22	5280/718-719	WEST HARTFORD
CT	BERKOWITZ BLOCK, LLC	W22187	11/22/22	2144/333-334	NEW BRITAIN
CT	HOUSING AUTHORITY OF THE CITY OF HARTFORD	E22014	11/22/22	8036/187	HARTFORD
CT	ASTRO LAND HOLDINGS, LLC	W22173	11/28/22	2212/137	MONROE
CT	PONUS YACHT CLUB, INCORPORATED	W22136	11/29/22	13105/210	STAMFORD
CT	TPF DEVELOPMENT CORP.	W22131	11/30/22	8176/119-120	COS COB
CT	TPF DEVELOPMENT CORP.	W22131	11/30/22	8176/119	GREENWICH
CT	CHERRY HILL ESTATES, LLC	E22107	11/30/22	1359/229	BRANFORD
CT	WORTHINGTON GRACE PROPERTIES	E22115	12/1/22	376/978	WESTBROOK
CT	ANTHONY SILVESTRI	E22079	12/1/22	628/685	LEDYARD
CT	VICTORIA RICCIO & JUSTIN GARAND	W22211	12/1/22	387/751-752	BURLINGTON
CT	MERIDIAN ATLANTIC PROPERTIES, LLC	W22147	12/2/22	8611/205	WATERBURY
CT	CHRISTIAN A. & AMANDA K. RIEBEN, WILLIAM H. & SARA S. BANKS	W22113	12/8/22	1749/840	DARIEN
CT	MICHAEL & RHEE FARE	E22099	12/12/22	1002/1063-1065	GUILFORD
CT	TREDEN PROPERTIES LLC	W22190	12/12/22	1576/589-590	SOUTHINGTON
CT	BRUCE PARK HOLDING LLC	W22228	12/12/22	3179/302-303	GREENWICH
CT	AMAZON.COM SERVICES LLC	E21002	7/15/21	1915/363	WINDSOR